UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2019

REPAY HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38531	98-1496050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 West Paces Ferry Road

Suite 200

Atlanta, GA 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 504-7472

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RPAY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by Repay Holdings Corporation (the “Company”) to amend the Current Report on Form 8-K filed on August 14, 2019 (the “Original Report”) to provide the disclosures required by Item 9.01 of Form 8-K that were previously omitted from the Original Report as permitted by Item 9.01(a)(4). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 13, 2019, the Company, through its indirect majority owned subsidiary Repay Holdings, LLC (together with the Company, “REPAY”), the members of TriSource Solutions, LLC (“TriSource”) and certain other parties entered into a Securities Purchase Agreement dated effective as of August 13, 2019 (as amended or supplemented from time to time, the “Purchase Agreement”), pursuant to which REPAY acquired TriSource (the “Acquisition”).

The Company filed the Original Report describing the Acquisition on August 14, 2019, and is now filing this amendment to include the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited TriSource Solutions, LLC financial statements as of and for the year ended December 31, 2018, and the accompanying notes to the audited financial statements, are attached hereto as Exhibit 99.1 and incorporated by reference.

The unaudited TriSource Solutions, LLC financial statements as of and for the six months ended June 30, 2019 and 2018, and the accompanying notes to the unaudited financial statements, are attached hereto as Exhibit 99.2 and incorporated by reference.

(b) Pro Forma Financial Information

The following information is attached hereto as Exhibit 99.3 and incorporated herein by reference:

(i)

Unaudited Pro Forma Condensed Combined Financial Information as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018.

(ii)

Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits

Exhibit No.	Description
23.1*	Consent of Honkamp Kreuger & Co., P.C., independent registered public accounting firm for TriSource Solutions, LLC
99.1*	Audited Financial Statements of TriSource Solutions, LLC
99.2*	Unaudited Financial Statements of TriSource Solutions, LLC
99.3*	Pro Forma Financial Information

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repay Holdings Corporation

Dated: September 20, 2019	By:	/s/ Timothy J. Murphy
Timothy J. Murphy
Chief Financial Officer

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